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                                                                   EXHIBIT 10.16
                              CONSENT TO SUBLEASE
                              -------------------

     NINETY PARK PROPERTY LLC, a New York limited liability company, having an office at 330 Madison Avenue, New York, New York 10017 ("Landlord") hereby
                                                         --------
consents to the subletting by FIRST MANHATTAN CONSULTING GROUP, INC., a Delaware corporation, having an office at 90 Park Avenue, New York, New York 10016 ("Tenant") to LOOKSMART LTD., a Delaware corporation, having an office at 90
  ------
Park Avenue, New York, New York 10016 ("Subtenant"), pursuant to a Sublease and
                                        ---------
Letter Agreement, both dated as of September 29, 1998 (collectively, the "Sublease"), a copy of which has been delivered to Landlord, of certain space
 --------
(the "Sublease Space"), as more particularly described in the Sublease, which
      --------------
Sublease Space is a portion of the premises (the "Premises") presently leased
                                                  --------
and demised by Carol Management Corporation, Howard Kaskel, Anita Kaskel Roe (formerly known as Anita Blum) and Carole Schragis, collectively, Landlord's predecessor-in-interest, to Tenant, pursuant to a Lease, dated July 1, 1987 (which Lease, as the same may heretofore have been or may hereafter be amended, is referred to as the "Lease"). Such consent is subject to, and in reliance
                       -----
upon, the representations, warranties, covenants, terms and conditions contained herein. All capitalized terms contained herein shall have the meaning ascribed to them in the Lease unless otherwise indicated herein.

     1.   Sublease Subordinate to Lease. The Sublease shall be subject and
          -----------------------------
subordinate at all times to the Lease and to all of the provisions, covenants, agreements, terms and conditions of the Lease and this Consent, and Subtenant shall not do or permit anything to be done in connection with Subtenant's use and occupancy of the Sublease Space which would violate any of said provisions, covenants, agreements, terms and conditions. Any breach or violation of any provision of this Consent by Subtenant shall be deemed to be and shall constitute a default by Tenant in fulfilling such provision.

     2.   Representations and Warranties. Tenant and Subtenant represent and
          ------------------------------
warrant that no rent or other consideration is being paid or is payable to Tenant by Subtenant for the right to use or occupy the Sublease Space or for the use, sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, except as set forth in the Sublease, and if such rent or other consideration exceeds the pro-rata portion of the fixed rent and any additional rent payable pursuant to the Lease, Tenant shall comply with paragraph I of Article 45 of the Lease and Tenant shall pay to Landlord fifty percent (50%) of such excess in accordance with, and subject to, the provisions of the Lease. Tenant and Subtenant further represent and warrant that the Sublease is the complete, true and correct agreement between the parties.

     3.   Amendment of Sublease, Waiver. Tenant and Subtenant agree that they
          -----------------------------
shall not change, modify or amend the Sublease or enter into any additional agreements relating to or affecting the use or occupancy of the Sublease Space, or the use,
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sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, without first obtaining Landlord's prior written consent thereto in accordance with the terms of the Lease, except that Tenant may terminate the Sublease without Landlord's prior consent. Neither this Consent, the Sublease, the Lease, nor any acceptance of rent or other consideration from the Subtenant by Landlord or Landlord's agent shall operate to waive, modify, impair, release or in any manner affect Tenant's liability under the Lease or Subtenant's liability under the Sublease, nor shall the foregoing operate to waive any breach or violation of any provision of the Lease or any rights of Landlord against any person, firm, association, corporation or other entity liable or responsible for the performance of any of the provisions, covenants, agreements, terms or conditions contained in the Lease, nor shall the foregoing enlarge or increase Landlord's obligations or Tenant's rights or diminish Tenant's obligations under the Lease or otherwise; and all provisions, covenants, agreements, terms and conditions of the Lease are hereby declared by Tenant to be in full force and effect. No assignment of the Lease or the Sublease or further sublease of all or any part of the Premises or the Sublease Space shall be made by Tenant or Subtenant without the prior written approval of Landlord, to the extent required pursuant to, and in accordance with, the provisions of the Lease and the Sublease.

     4.   Ratification of Sublease. Nothing contained in the Sublease or this
          ------------------------
Consent shall be construed as a consent to, or approval of, or ratification by Landlord, of any of the particular provisions of the Sublease (except as may be expressly provided herein) or as a representation or warranty by Landlord. Landlord has not, and shall not, review or pass upon any of the provisions of the Sublease and shall not be bound or estopped in any way by the provisions of the Sublease, except as may be expressly provided herein. Notwithstanding the foregoing, Tenant and Subtenant acknowledge that Landlord is consenting to the Sublease as an accommodation to Tenant and Subtenant, and that Landlord's consent is strictly limited to Tenant's subletting of the Sublease Space to Subtenant pursuant to the Sublease. By executing and delivering this Consent, Landlord shall be deemed not to have modified or waived any of Tenant's obligations under the Lease.

     5.   Remedies for Default. In the event of any default by Tenant or
          --------------------
Subtenant in the full performance and observance of any of their respective obligations hereunder or in the event any of the respective representations or warranties by the respective party made herein shall prove to be false or misleading in any material respect, such event may, at Landlord's option and subject to applicable notice and grace periods provided in the Lease, be deemed a default under the Lease, and Landlord shall have the right to and may pursue all of the rights, powers and remedies provided for in the Lease or at law or in equity or by statute or otherwise with respect to defaults. Subtenant hereby agrees to indemnify and hold Tenant harmless from and against any and all loss, cost, liability or expense resulting from any and all claims that may be made against Tenant by Landlord by reason of a default by Subtenant referred to under this paragraph 5.

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     6.   Use. Subject to all of the provisions, covenants, agreements, terms
          ---
and conditions of the Lease, the Sublease Space and each part thereof shall be used by Subtenant in accordance with the provisions of Article 2 of the Lease, as modified by Article 34(C)(1)(a) of the Lease, as further modified by Section
4.01 of the Sublease, and for no other purpose.

     7.   Termination: Attornment. A. If at any time prior to the expiration
          -----------------------
date of the Lease, the term of the Lease with respect to the Sublease Space shall terminate or be terminated for any reason whatsoever due to a default thereof by Tenant, the Sublease and the term thereof shall terminate on or prior to the day of such termination and Subtenant, at Subtenant's sole cost and expense, shall (i) quit and surrender the Sublease Space to Landlord, broom clean, in good order and condition, ordinary wear and tear and damage for which Subtenant is not responsible for under the terms of the Sublease excepted, (ii) remove from the Sublease Space and the Building all of Subtenant's personal property and all other property and effects of Subtenant and all persons claiming through or under Subtenant, and (iii) repair all damage to the Sublease Space and the Building occasioned by such removal and otherwise to the Building, as required by the Lease. Except as otherwise provided in the Lease, Landlord shall have the right to retain any property and personal effects which shall remain in the Sublease Space or the Building, on the date of termination of the Sublease, without any obligation or liability to Tenant or Subtenant, and to retain any net proceeds realized from the sale thereof, in accordance with all applicable law, without waiving Landlord's rights with respect to any default by Subtenant under the foregoing provisions of this paragraph and the provisions of the Lease and Sublease. If Subtenant shall fail to vacate and surrender the Sublease Space in accordance with the provisions of this paragraph, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term, and any such holding over shall be and be deemed to be a default under the Lease. Subtenant expressly waives for itself and for any person claiming through or under Subtenant, any rights which Subtenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing. If the date of the termination of the Sublease shall fall on a Sunday or holiday, then Subtenant's obligations under the first sentence of this paragraph shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Subtenant's obligations under this paragraph shall survive the expiration or earlier termination of the terms of the Lease and Sublease.

     B. The foregoing provisions of paragraph 7A notwithstanding, Landlord may, at its option, upon written notice to Tenant and Subtenant on or before the date of termination of the term of the Lease with respect to the Sublease Space and without any additional or further agreement of any kind on the part of the Tenant or Subtenant, elect to require Subtenant to attorn to Landlord and to continue the Sublease with the same force and effect as if Landlord, as lessor, and Subtenant, as lessee, had

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entered into a lease as of such effective date, for a term equal to the then unexpired term of the Sublease and containing the same provisions as those contained in the Sublease. In the event of such election by Landlord, (i) Subtenant agrees to so attorn to Landlord, and Landlord and Subtenant shall have the same rights, obligations, and remedies as were had by Tenant and Subtenant, respectively, under the Sublease prior to such effective date and the Sublease shall be deemed to be a direct lease between Landlord and Subtenant, except that in no event shall Landlord be (a) liable for any act or omission by Tenant, (b) subject to any offsets or defenses which Subtenant had or might have against Tenant, (c) bound by any rent or additional rent or other payment paid by Subtenant to Tenant in advance for a period in excess of thirty (30) days, (d) bound by any covenant to undertake or complete any work to the Sublease Space or any part thereof, or (e) bound by any obligation to make any payment to Subtenant; and (ii) Tenant shall deliver to Landlord any security deposit which Tenant is then holding under the Sublease. The foregoing provisions of this paragraph 7B shall apply notwithstanding that, as a matter of law, the Sublease may terminate upon the expiration, termination or surrender of the Lease and shall be self-operative upon any such election by Landlord to require attornment; provided, however, that the Subtenant, upon demand of Landlord, agrees to execute and deliver such instrument or instruments as Landlord may reasonably request to evidence and confirm the foregoing provisions of this paragraph 7B. If Landlord elects to exercise its option under this paragraph 7B, then the foregoing provision of paragraph 7A shall be of no force or effect.

     8.   Indemnity. A. Tenant hereby indemnifies and holds harmless Landlord
          ---------
and Landlord's agents from and against all loss, cost, liability, claims, damage and expenses, including, without limitation, reasonable attorneys' fees and expenses and court costs, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of, or compliance with, any of the terms, covenants or conditions of the Sublease on Tenant's part, to be observed, performed or complied with, including, without limitation, reasonable attorneys' fees and expenses and court costs resulting from any delay by Tenant in surrendering the Sublease Space upon termination of the Sublease, or (ii) any acts, omissions or negligence by Tenant, or the agents of Tenant, or any person claiming through or under Tenant, or the agents of Tenant or any such person, in or about the Sublease Space or the Building during the term of the Sublease. Tenant shall not be liable to Landlord under this indemnity to the extent of any insurance proceeds collectible under policies owned by (or otherwise insuring) Landlord with respect to such damage or injury provided that nothing contained herein shall be deemed a release of Tenant of any liability that any such party would otherwise have to Landlord by reason of such damage or injury in the absence of this indemnity.

     B. Subtenant hereby indemnifies and holds harmless Landlord and Landlord's agents from and against all loss, cost, liability, claims, damage and expenses, including, without limitation, reasonable attorneys' fees and expenses and court costs, penalties and fines, incurred in connection with or arising from (i) any default by Subtenant in the observance or performance of, or compliance with, any of the terms,

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covenants or conditions of the Sublease on Subtenant's part, to be observed, performed or complied with, including, without limitation, reasonable attorneys' fees and expenses and court costs resulting from any delay by Subtenant in surrendering the Sublease Space upon termination of the Sublease, (ii) the use or occupancy or manner of use or occupancy of the Sublease Space by Subtenant or any person claiming through or under Subtenant of any rights granted to Subtenant hereunder, or (iii) any acts, omissions or negligence by Subtenant, or the agents of Subtenant, or any person claiming through or under Subtenant, or the agents of Subtenant or any such person, in or about the Sublease Space or the Building during the term of the Sublease. Subtenant shall not be liable to Landlord under this indemnity to the extent of any insurance proceeds collectible under policies owned by (or otherwise insuring) Landlord with respect to such damage or injury provided that nothing contained herein shall be deemed a release of Subtenant of any liability that any such party would otherwise have to Landlord by reason of such damage or injury in the absence of this indemnity.

     C. If any action or proceeding is brought against Landlord by reason of any such claim, Tenant or Subtenant, upon written notice from Landlord, shall, at Tenant's or Subtenant's sole cost and expense, as the case may be, resist or defend such action or proceeding using counsel approved by Landlord, which approval shall not be unreasonably withheld or delayed. Counsel for the insurers of Tenant or Subtenant shall hereby be deemed approved for purposes of this paragraph 8. The provisions of this paragraph shall survive the expiration or earlier termination of the term of the Sublease and this Consent. The indemnity and any rights granted to Landlord pursuant to this paragraph shall be in addition to, and not in limitation of, any of Landlord's rights under the Lease.

     9.   Conflict. If there shall be any conflict or inconsistency between the
          --------
non-monetary terms, covenants and conditions of this Consent or the Lease and the terms, covenants and conditions of the Sublease, then the non-monetary terms, covenants and conditions of this Consent or the Lease shall prevail. Notwithstanding the foregoing, any conflict or inconsistency between the terms, covenants and conditions of this Consent and the Sublease, as between the Tenant and Subtenant only, shall be resolved in favor of the Sublease.

     10.  Notices. Any bills, statements, notices, demands, requests, consents
          -------
or other communications given or required to be given under this Consent shall be effective only if rendered or given in writing and delivered personally or sent by mail (registered or certified, return receipt requested), postage prepaid, delivered to the respective party at the address hereinabove set forth or at such other address for such purpose by notice in accordance with the provisions hereof, or, if addressed to Tenant or Subtenant at the Building; the same shall be deemed to have been rendered or given on the date delivered, if delivered personally, or on the date mailed, if mailed.

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     11.  Entire Agreement. This Consent contains the entire agreement of the
          ----------------
parties with respect to the matters contained herein and may not be modified, amended or otherwise changed except by written instrument signed by the parties sought to be bound. Furthermore, Tenant and Subtenant each acknowledge and represent that, other than this Consent, the Lease, and the Sublease, there are no other agreements, oral or otherwise, or representations or warranties of any kind or nature referring or relating to, or in connection with, the Lease, the Sublease or the use and occupancy of the Sublease Space or any other portion of the Building.

     12.  Governing Law. This Consent shall for all purposes be construed in
          -------------
accordance with, and governed by, the laws of the State of New York.

     13.  Broker. Tenant and Subtenant each represent and warrant to Landlord
          ------
that they have not dealt with any broker in connection with the Sublease or this Consent other than Williamson, Picket, Gross, Inc., and Julien J. Studley, Inc. (collectively, the "Brokers"), and that no broker negotiated the Sublease or is
                    -------
entitled to any commission in connection therewith other than the Brokers, and the execution and delivery of this Consent by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty of Tenant and Subtenant. Tenant and Subtenant shall each indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with any such party in connection with the Sublease and this Consent other than the Brokers, and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Tenant or Subtenant, as the case may be, shall be entitled, at the applicable party's sole cost and expense, to defend any such claim with counsel reasonably approved by Landlord, and to settle any such claim at such party's sole cost and expense. The provisions of this paragraph 13 shall survive the cancellation or expiration of the Sublease and this Consent.

     14.  Miscellaneous. A. Each right and remedy of Landlord provided for in
          -------------
this Consent or in the Lease shall be cumulative and shall be in addition to every other right and remedy provided for herein and therein or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by Landlord of any one or more of the rights or remedies so provided for or existing shall not preclude the simultaneous or subsequent exercise by Landlord of any or all other rights or remedies so provided for or so existing.

     B. Neither the partners, directors or officers of Landlord (collectively, the "Parties") shall be liable for the performance of Landlord's obligations
     -------
under this Consent, nor shall the Parties be liable for the performance of Landlord's obligations under the Sublease pursuant to any attornment by Subtenant to Landlord. Tenant and Subtenant, as the case may be, shall look solely to Landlord to enforce Landlord's obligations hereunder and thereunder and shall not seek any damages against any of the

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Parties. The liability of Landlord for Landlord's obligations under this Consent and the Sublease shall be limited to Landlord's interest in the Building and Tenant and Subtenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under the Sublease pursuant to such attornment or to satisfy a judgment for Landlord's failure to perform such obligations. If, subsequent to an attornment by Subtenant to Landlord, Landlord shall sell, convey, assign or transfer (or any subsequent landlord shall sell, convey, assign or transfer) its interest in the Building or the Premises, as the case may be, Landlord shall thereafter be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and under the Sublease, from and after the date of such sale, conveyance, assignment or transfer to the extent that such transferee assumes the obligations of Landlord hereunder and under the Sublease.

     C. The terms and provisions of this Consent shall bind and inure to the benefit of the parties hereto and their respective successors and assigns except that no violation of the provisions of paragraph 3 shall operate to vest any rights in any successor or assignee of Tenant or Subtenant.

     D. If any one or more of the provisions contained in this Consent shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     E. The captions contained in this Consent are for convenience only and shall in no way define, limit or extend the scope or intent of this Consent, nor shall such captions affect the construction hereof.

     F. This Consent may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

     G. Landlord, Tenant and Subtenant each represent and warrant that each has full right, power and authority to enter into this Consent and that the person or persons executing this Consent on behalf of Landlord, Tenant or Subtenant, as the case may be, are duly authorized to do so.

     H. It is expressly understood and agreed that this Consent shall not create or constitute, nor shall it be deemed to create or constitute, any landlord-tenant relationship, or occupancy or license agreement between Landlord and Subtenant.

     I. This Consent is offered for signature by Tenant and Subtenant and it is understood that this Consent shall not be binding upon Landlord unless and until Landlord and each of the other parties hereto shall have executed and delivered a fully executed original counterpart of this Consent to both Tenant and Subtenant.

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     J.  Tenant shall pay, or cause to be paid, to Landlord on demand any reasonable costs, including attorneys' fees and disbursements incurred by Landlord in connection with the Sublease and this Consent.

     K. If Tenant shall terminate, or shall give any notice to Subtenant terminating the Sublease, Tenant shall notify Landlord thereof promptly thereafter.

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     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have respectively executed this Consent as of the 22nd day of October, 1998.

                    LANDLORD:

                    NINETY PARK PROPERTY LLC

                    By:  Vornado Realty L.P.,
                         Sole Member

                         By:  Vornado Realty Trust,
                              General Partner

                              By:  /s/ Irwin Goldberg
                                   Name: Irwin Goldberg
                                   Title: Vice-President and
                                          Chief Financial Officer

                    TENANT:

                    FIRST MANHATTAN CONSULTING GROUP, INC.

                    By:  ________________________________________________

                         Name:
                         Title:

                    SUBTENANT:

                    LOOKSMART LTD.

                    By:  __________________________________________

                         Name:
                         Title:

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     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have respectively executed this Consent as of the 22nd day of October, 1998.

                    LANDLORD:

                    NINETY PARK PROPERTY LLC

                    By:  Vornado Realty L.P.,
                         Sole Member

                         By:  Vornado Realty Trust,
                              General Partner

                              By:  _______________________________
                                   Name: Irwin Goldberg
                                   Title: Vice-President and
                                   Chief Financial Officer
                    TENANT:

                    FIRST MANHATTAN CONSULTING GROUP, INC.

                    By:  /s/ Robert M. Tetenbaum
                         Name: ROBERT M. TETENBAUM
                    Title: EXEC V.P.

                    SUBTENANT:

                    LOOKSMART LTD.

                    By:  _______________________________________
                         Name:
                         Title:

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     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have respectively executed this Consent as of the 22nd day of October, 1998.

                    LANDLORD:

                    NINETY PARK PROPERTY LLC

                    By:  Vornado Realty L.P.,
                         Sole Member

                         By:  Vornado Realty Trust,
                              General Partner

                              By:  _______________________________
                                   Name: Irwin Goldberg
                                   Title: Vice-President and
                                          Chief Financial Officer

                    TENANT:

                    FIRST MANHATTAN CONSULTING GROUP, INC.

                    By:  _______________________________________

                         Name:
                         Title:

                    SUBTENANT:

                    LOOKSMART LTD.

                    By:  /s/ Evan Thornley
                         Name: EVAN THORNLEY
                         Title: CEO

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